UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

CANNAPOWDER, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-26027 (Commission File Number)	68-0080601 (I.R.S. Employer Identification No.)

10250 constellation Blvd, Suite 100 Los Angeles, California 90067	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +(972) 54-222-9702

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ }	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ }	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events.

Cannapowder, Inc., a Nevada corporation (the “Company”, “we” , “our” or “us”), makes the following disclosure pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”) on March 4, 2020 (the “SEC Order”), providing conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the outbreak of the novel coronavirus (“Covid-19”).

The current outbreak of Covid-19 has posed a significant impact on the Company’s ability to file on a timely basis its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”), which is due to be filed on March 30, 2020 (the “Original Due Date”). Therefore, the Company has elected to rely on the conditional filing relief provided under the SEC Order.

The preparation of the Company’s Annual Report, including financial statements and completion of the auditing process, has been delayed by government-imposed quarantines, office closures and travel restrictions, which affect both the Company’s and its service provider’s personnel. Similar and more stringent rules have been imposed by the Israeli government on the Company’s Israeli based operations and business. Specifically, the Company and its licensors/vendors, as well as its accounting staff, has significant operations in Israel, which has been locked down by the government since on or about March 10, 2020, with a subsequent shut down of businesses and expanded quarantine, due to concerns related to the spread of Covid-19. As a result of these government-imposed quarantines un the United States and Israel, office closings and travel restrictions, the Company’s accounting personnel and service providers have been unable to process certain of its accounting records and receipts required to complete the audit of the Company’s financial statements. Considering the lack of time for the compilation, dissemination and review of the information required to be presented, and the importance of investors receiving materially accurate information in the Annual Report, the Company has decided to rely on the SEC Order. The Company plans to file the Annual Report no later than May 14, 2020, or within 45 days after the Original Due Date.

When we file the Annual Report, we plan to include the following risk factor, as may be expanded or revised as we determine is appropriate, so as to reflect the yet unknown and constantly evolving effects of the COVID-19 lockdown and worldwide crisis:

The outbreak of the coronavirus disease (COVID-19), and the resulting government-imposed quarantines, factory, university and office closings and travel restrictions, may have a material adverse effect on our business, financial condition and results of operations. Many of these effects are not even completely known at this time.

On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern.” On January 31, 2020, U.S. Health and Human Services Secretary Alex M. Azar II declared a public health emergency for the United States to aid the U.S. healthcare community in responding to COVID-19, and on March 11, 2020 the World Health Organization characterized the outbreak as a “pandemic”. As many United States jurisdictions have mandated quarantines and or “lockdowns” of businesses and organizations, this has resulted in an economic as well as health crisis. The significant outbreak of COVID-19 has resulted in a widespread health crisis that are proving to adversely affect the economies and financial markets worldwide, and could adversely affect our business, research and development activities, results of operations and financial condition, including extended closures of licensor R&D locations, offices, and the inability to expand our business model, due to social distancing and concern over contracting COVID-19. The ultimate extent of the impact of any epidemic, pandemic or other health crisis on our business, financial condition and results of operations are yet unascertainable and cannot be predicted, including new information that may emerge concerning the severity of such epidemic, pandemic or other health crisis and actions taken to contain or prevent their further spread, among others. These and other potential impacts of an epidemic, pandemic or other health crisis, such as COVID-19, could therefore materially and adversely affect our business, financial condition and results of operations.

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by the use of forward-looking terminology such as “will,” “believes,” “expects,” “endeavor” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company’s periodic reports that are filed with the SEC and available on the SEC’s website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the applicable securities laws, the Company does not assume a duty to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNAPOWDER, INC.

By:	/s/ Shai Cohen
Name:	Shai Cohen
Title:	Chief Executive Officer

Date: March 30, 2020